UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2022

RESERVOIR MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Varick Street Suite 801A New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

75 Varick Street

9th Floor

New York, New York 10013

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	RSVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On November 8, 2022, Reservoir Media, Inc., a Delaware corporation (the “Company”), issued a press release announcing the condensed consolidated financial results of the Company as of September 30, 2022 and for the three and six months ended September 30, 2022 and 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing by the Company with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01	Other Events.

On November 3, 2022, the Company moved its headquarters to 200 Varick Street, Suite 801A, New York, New York 10014. The Company’s telephone number remains the same, 212-675-0451.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 8, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date: November 8, 2022	By:	/s/ Golnar Khosrowshahi
		Name:	Golnar Khosrowshahi
		Title:	Chief Executive Officer